UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: August 09, 2007 (Date of earliest event reported)
Vicor Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18277 (Commission File Number)	04-2742817 (IRS Employer Identification Number)

25 Frontage Road, Andover, Massachuesetts (Address of principal executive offices)		01810 (Zip Code)
(978) 470-2900 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 9, 2007, Vicor Corporation (the "Company") updated its previously issued preliminary news release dated July 30, 2007 to reflect certain revisions to the preliminary financial results for the second quarter ended June 30, 2007. The update was to report that the Company had reached an agreement in principle to settle the lawsuit with Concurrent Computer Corporation ("Concurrent") for $2,350,000, all of which will be paid by the Company's insurance carriers. Both the liability to Concurrent and the receivable from the insurance carriers have been recorded in the accompanying consolidated balance sheet, reported as Accrual for litigation settlement and Insurance receivable for litigation, respectively. With the receivable for payment by the insurance carriers, there is now no impact on the consolidated statement of operations for the second quarter of 2007 as a result of the settlement. The Company had previously reported on July 30, 2007, on a preliminary basis, an estimated loss of $2,350,000 related to this litigation. This development caused the following revisions to the preliminary financial results for the second quarter ended June 30, 2007 (thousands except for per share amounts):

                                         Preliminary Amounts,     Preliminary Amounts,
                                               As Updated        As Previously Reported

Quarter Ended June 30, 2007:
 Loss (gain) from litigation-related
   settlement                                    $ (1,593)             $    757
 Income (loss) from operations                      1,712                  (638)
 Income (loss) before income taxes                  1,843                  (507)
 Provision (benefit) for income taxes                 138                    12
 Net income (loss)                                  1,705                  (519)
 Net income (loss) per share - diluted           $   0.04              $  (0.01)

Six Months Ended June 30, 2007:
 Loss (gain) from litigation-related
   settlement                                    $ (1,593)             $    757
 Income (loss) from operations                      2,526                   176
 Income (loss) before income taxes                  4,234                 1,884
 Provision (benefit) for income taxes                 127                     1
 Net income (loss)                                  4,107                 1,883
 Net income per share - diluted                  $   0.10              $   0.05

As of June 30, 2007:
 Insurance receivable for litigation             $  2,350              $      0
 Other accrued liabilities                          5,989                 5,863
 Retained earnings                                132,359               130,135

The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein. The information furnished under this Item 2.02, including the Exhibit attached hereto, shall not be deemed "filed" for any purpose, including for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Vicor Corporation dated August 09, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 09, 2007	VICOR CORPORATION By: /s/ Mark A. Glazer Mark A. Glazer Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Vicor Corporation dated August 09, 2007